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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT FEBRUARY 28, 2001



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                      DOSKOCIL MANUFACTURING COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            TEXAS                       333-37081                75-1281683
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

4209 BARNETT BOULEVARD, ARLINGTON, TEXAS                           76017
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (817) 467-5116
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                       N/A
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

         As of February 28, 2001, Doskocil Manufacturing Company (the "Company") has entered into an amendment (the "Amendment") to the Limited Forbearance Agreement, dated as of February 14, 2001 (the "Limited Forbearance Agreement"), between the Company and the lenders under its credit facility (the "Credit Facility") and its additional credit facility (the "Additional Credit Facility"). As previously disclosed, pursuant to the Limited Forbearance Agreement, such lenders had agreed, with specified exceptions, not to exercise prior to July 1, 2001, rights and remedies available to them in respect of defaults of certain financial covenants contained in the Credit Facility and the Additional Credit Facility applicable at December 30, 2000, as well as other covenants thereunder provided that there were no additional defaults thereunder. An additional default under the Credit Facility and the Additional Credit Facility occurred when Westar Capital LP and Westar Capital II LLC (together, the "Westar Funds") elected not to make an $8.0 million capital contribution to the Company on or prior to February 28, 2001, as required by the Support Agreement, dated June 20, 2000, among the Company, the Westar Funds and the lenders under the Credit Facility. Pursuant to the Amendment, the lenders under the Credit Facility and the Additional Credit Facility have agreed that, with the specified exceptions referred to above, they will not exercise prior to March 13, 2001, rights or remedies available to them in respect of the additional default resulting from the failure of the Westar Funds to make the required capital contribution or any of the other defaults described above.

         The Company and the Westar Funds are continuing discussions with the lenders under the Credit Facility and the Additional Credit Facility regarding the defaults under the Credit Facility and the Additional Credit Facility. In connection with those discussions, the Westar Funds have made a proposal for an overall restructuring of the Company's debt and equity capitalization that would involve the contribution of additional capital by the Westar Funds. At this time, however, no assurance can be given as to whether the proposal by the Westar Funds will be acceptable to the Company's other stakeholders or as to the definitive terms on which any such restructuring might ultimately occur, or as to the timing of any such restructuring.

         Copies of the Limited Forbearance Agreement and the Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

         Statements in this report contain certain forward-looking statements and information relating to the Company that are based on opinions of management as well as assumptions made from information currently available to management. Such forward-looking statements typically contain words such as "anticipates" "believes" "estimates" "expects" or similar words indicating that future outcomes are uncertain. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these and similar statements are qualified by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcome to differ materially from those set forward in the forward-looking statements. The potential adverse impact on the Company of these and other risks is discussed in more detail in the Company's report on Form 10-K for the year ended June 30, 2000 and the risk factors described there are incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS

              The following exhibits are filed as a part of this report:

              Exhibit 10.1      Limited Forbearance Agreement

              Exhibit 10.2      Amendment to the Limited Forbearance Agreement




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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  February 28, 2001


                                    DOSKOCIL MANUFACTURING COMPANY, INC.



                                    BY: /s/ SUSAN RICHMAN
                                       -----------------------------------------
                                       Susan Richman, Vice President
                                       and Chief Financial Officer



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                                INDEX OF EXHIBITS



EXHIBIT
NUMBER       DESCRIPTION
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

10.1          Limited Forbearance Agreement

10.2          Amendment to the Limited Forbearance Agreement



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